UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(678) 808-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2009, we, together with several selling stockholders entered into an underwriting agreement with Lazard Capital Markets LLC as book running manager for Lazard Capital Markets LLC and William H. Blair & Company L.L.C. (collectively, the “Underwriters”), relating to the sale by the Company of 1,500,000 shares of our common stock, par value $0.05 per share, at an offering price to the public of $16.75 per share and the sale by the selling stockholders of 720,000 shares of our common stock. Under the terms of the underwriting agreement, we and the selling stockholders granted the Underwriters an option to purchase up to an additional 333,000 shares of our common stock, to be sold in proportion to initial commitments.

The underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The offering of the shares was made by means of a prospectus, a copy of which can be obtained from any of the Underwriters. The prospectus consists of a prospectus supplement and an accompanying base prospectus, each of which has been previously filed with the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

On December 16, 2009, we issued the press release disclosing the arrangements described in Item 1.01. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 16, 2009, by and between Transcend Services, Inc., the selling stockholders listed in Schedule II of the Underwriting Agreement and Lazard Capital Markets LLC, as book running manager for the several underwriters listed in Schedule I of the Underwriting Agreement.

5.1	Opinion of Womble Carlyle Sandridge & Rice PLLC.

23.1	Consent of Womble Carlyle Sandridge & Rice PLLC (included as part of its opinion filed herewith).

99.1	Press release of Transcend Services, Inc., dated December 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: December 17, 2009	/S/ LANCE CORNELL
Lance Cornell
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 16, 2009, by and between Transcend Services, Inc., the selling stockholders listed in Schedule II of the Underwriting Agreement and Lazard Capital Markets LLC, as representative of the several underwriters listed in Schedule I of the Underwriting Agreement.

5.1	Opinion of Womble Carlyle Sandridge & Rice PLLC.

23.1	Consent of Womble Carlyle Sandridge & Rice PLLC (included as part of its opinion filed herewith).

99.1	Press release of Transcend Services, Inc., dated December 16, 2009.